Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Long Island Iced Tea Corp. on Form 10-Q for the quarterly period ended September 30, 2017 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned, in the capacities and on the dates indicated below, hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the Company.

Dated: November 13, 2017

/s/ Philip Thomas
Name:	Philip Thomas
Title:	Chief Executive Officer (Principal Executive Officer)

Dated: November 13, 2017

/s/ Julian Davidson
Name:	Julian Davidson
Title:	Executive Director (Principal Financial Officer and Principal Accounting Officer)